Exhibit 10.4

AMENDMENT FOUR
TO THE
THE COCA-COLA COMPANY SUPPLEMENTAL PENSION PLAN

WHEREAS, The Coca-Cola Company (the "Company") established The Coca-Cola Company Supplemental Pension Plan (the "Plan");

WHEREAS, The Coca-Cola Company Benefits Committee ("Benefits Committee") is authorized to amend Plan; and

NOW, THEREFOR, the Plan is amended as follows:

1.    Effective June 1, 2017 Schedule A is replaced with a new Schedule A substantially in the form attached hereto.

2.    Effective June 1, 2017 Schedule B is replaced with a new Schedule B substantially in the form attached hereto.

IN WITNESS WHEREOF, the Benefits Committee has caused this Amendment to be signed by its duly authorized member as of this 29 day of June 2017.

THE COCA-COLA COMPANY
BENEFITS COMMITTEE

By: _________________________

Exhibit 10.4

SCHEDULE A - PILOT PARTICPANTS IN PAY STATUS

The following Pilot Participants were in pay status as of June 1, 2017:

Last Name	Fist Name	Amount of Monthly Benefit	Type of Annuity
Atkins	E. Ward	$1,235.50	Single Life Annuity
Crowe	Bobby D.	$1,172.64	Joint & 50% Contingent Annuity

Exhibit 10.4

SCHEUDLE B - FLIGHT DUTY CREDITS

As of June 1, 2017, a Pilot Participant shall have the following Flight Duty Credits (after rounding up Flight Duty Credits as described in Section IV(b) above).

Last Name	First Name	Amount of Flight Duty Credits	100% Vested or Years of Vesting Service Earned

Brinson	Sheldon	3	100
Clemons Jr.	Harry L.	2	100
Goodwin	Michael	2	100
Jablonski	Jeffrey M.	2	100
Martens	Michael H.	2	100
Miller	Mark	2	100
Shelby	Cassandra Ann	2	100
Tatum	Martin K.	2	100
Woodsides	Kenneth T.	3	100